EXHIBIT P

FRANKLIN TEMPLETON INVESTMENT MANAGER AND SUB-ADVISER INFORMATION

Fund/Series	Investment Manager	Sub-Adviser
Franklin California Tax-Free Income Fund, Inc.	Franklin Advisers, Inc.[1]	N/A
Franklin California Tax-Free Income Fund
Franklin California Tax-Free Trust
Franklin California Insured Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin California Intermediate-Term Tax-Free	Franklin Advisers, Inc.[1]	N/A
Income Fund
Franklin California Limited-Term Tax-Free Income	Franklin Advisers, Inc.[1]	N/A
Fund
Franklin California Tax-Exempt Money Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Capital Growth Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Custodian Funds, Inc.
Franklin DynaTech Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Growth Fund	Franklin Investment	N/A
Advisory Services, LLC[2]
Franklin Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin U.S. Government Securities Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Utilities Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Global Trust
Fiduciary Large Capitalization Growth and Income	Fiduciary International, Inc.[3]	N/A
Fund
Fiduciary Small Capitalization Equity Fund	Fiduciary International, Inc.[3]	Franklin Templeton
Institutional, LLC[4]
Franklin Global Real Estate Fund	Franklin Templeton	N/A
Institutional, LLC[4]
Franklin International Smaller Companies Growth	Franklin Advisers, Inc.[1]	Franklin Templeton
Fund		Institutional, LLC[4]
Franklin Templeton Core Fixed Income Fund	Fiduciary International, Inc.[3]	Franklin Templeton
Institutional, LLC[4]
Franklin Templeton Core Plus Fixed Income Fund	Fiduciary International, Inc.[3]	Franklin Templeton
Institutional, LLC[4]
Franklin Templeton Emerging Market Debt	Franklin Templeton	N/A
Opportunities Fund	Investment Management
Limited[5]
Franklin Templeton High Income Fund	Fiduciary International, Inc.[3]	Franklin Advisers, Inc.[1]
Franklin Gold and Precious Metals Fund	Franklin Advisers, Inc.[1]	N/A
Franklin High Income Trust	Franklin Advisers, Inc.[1]	N/A
Franklin High Income Fund

Fund/Series	Investment Manager	Sub-Adviser
Franklin Investors Securities Trust
Franklin Adjustable U.S. Government Securities Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Balanced Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Convertible Securities Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Equity Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Floating Rate Daily Access Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Limited Maturity U.S. Government Securities	Franklin Advisers, Inc.[1]	N/A
Fund
Franklin Low Duration Total Return Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Real Return Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Total Return Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Managed Trust
Franklin Rising Dividends Fund	Franklin Advisory Services,	N/A
LLC[6]
Franklin Municipal Securities Trust
Franklin California High Yield Municipal Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Tennessee Municipal Bond Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Mutual Recovery Fund	Franklin Mutual Advisers,	N/A
LLC[7]
Franklin Mutual Series Fund Inc.
Mutual Beacon Fund	Franklin Mutual Advisers,	N/A
LLC[7]
Mutual Discovery Fund	Franklin Mutual Advisers,	Franklin Templeton
	LLC[7]	Investment
Management
Limited[5]
Mutual European Fund	Franklin Mutual Advisers,	N/A
LLC[7]
Mutual Financial Services Fund	Franklin Mutual Advisers,	N/A
LLC[7]
Mutual Qualified Fund	Franklin Mutual Advisers,	Franklin Templeton
	LLC[7]	Investment
Management
Limited[5]
Mutual Shares Fund	Franklin Mutual Advisers,	N/A
LLC[7]
Franklin New York Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin New York Tax-Free Trust
Franklin New York Insured Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin New York Intermediate-Term Tax-Free	Franklin Advisers, Inc.[1]	N/A
Income Fund
Franklin New York Limited-Term Tax-Free Income	Franklin Advisers, Inc.[1]	N/A
Fund
Franklin New York Tax-Exempt Money Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Real Estate Securities Trust
Franklin Real Estate Securities Fund	Franklin Advisers, Inc.[1]	N/A

Fund/Series	Investment Manager	Sub-Adviser
Franklin Strategic Mortgage Portfolio	Franklin Advisers, Inc.[1]	N/A
Franklin Strategic Series
Franklin Aggressive Growth Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Biotechnology Discovery Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Blue Chip Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Flex Cap Growth Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Global Communications Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Global Health Care Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Natural Resources Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Small-Mid Cap Growth Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Small Cap Growth Fund II	Franklin Advisers, Inc.[1]	N/A
Franklin Strategic Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Technology Fund	Franklin Advisers, Inc.[1]	N/A
Franklin U.S. Long-Short Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Tax-Free Trust
Franklin Alabama Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Arizona Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Colorado Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Connecticut Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Double Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Federal Intermediate-Term Tax-Free Income	Franklin Advisers, Inc.[1]	N/A
Fund
Franklin Federal Limited-Term Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Florida Insured Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Florida Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Georgia Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin High Yield Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Insured Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Kentucky Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Louisiana Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Maryland Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Massachusetts Insured Tax-Free Income	Franklin Advisers, Inc.[1]	N/A
Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Michigan Insured Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Minnesota Insured Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Missouri Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin New Jersey Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin North Carolina Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Ohio Insured Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Oregon Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Pennsylvania Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Virginia Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A

Fund/Series	Investment Manager	Sub-Adviser
Franklin Templeton Fund Allocator Series
Franklin Templeton Conservative Target Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Templeton Corefolio Allocation Fund	N/A	N/A
Franklin Templeton Founding Funds Allocation Fund	N/A	N/A
Franklin Templeton Growth Target Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Templeton Moderate Target Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Templeton Perspectives Allocation Fund	N/A	N/A
Franklin Templeton 2015 Retirement Target Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Templeton 2025 Retirement Target Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Templeton 2035 Retirement Target Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Templeton 2045 Retirement Target Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Templeton Global Trust
Franklin Templeton Hard Currency Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Templeton International Trust
Templeton Foreign Smaller Companies Fund	Franklin Advisers, Inc.[1]	Templeton Investment
Counsel, LLC[8] &
Franklin Templeton
Investment
Management Limited[5]
Templeton Global Long-Short Fund	Franklin Advisers, Inc.[1]	Templeton Global
Advisors Limited[9] &
Franklin Templeton
Investment
Management Limited[5]
Franklin Templeton Money Fund Trust	N/A	N/A
Franklin Templeton Money Fund
Franklin Value Investors Trust
Franklin Balance Sheet Investment Fund	Franklin Advisory Services,	N/A
LLC[6]
Franklin Large Cap Value Fund	Franklin Advisory Services,	N/A
LLC[6]
Franklin MicroCap Value Fund	Franklin Advisory Services,	N/A
LLC[6]
Franklin MidCap Value Fund	Franklin Advisory Services,	N/A
LLC[6]
Franklin Small Cap Value Fund	Franklin Advisory Services,	N/A
LLC[6]
Institutional Fiduciary Trust
Franklin Cash Reserves Fund	N/A	N/A
Franklin Structured Large Cap Core Equity Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Structured Large Cap Growth Equity Fund	Franklin Advisers, Inc.[1]	N/A
Money Market Portfolio	N/A	N/A
The Money Market Portfolios
The Money Market Portfolio	Franklin Advisers, Inc.[1]	N/A
Templeton China World Fund	Templeton Asset	N/A
Management Ltd.[10]
Templeton Developing Markets Trust	Templeton Asset	N/A
Management Ltd.[10]

Fund/Series	Investment Manager	Sub-Adviser
Templeton Funds, Inc.
Templeton Foreign Fund	Templeton Global Advisors	N/A
Limited[9]
Templeton World Fund	Templeton Global Advisors	N/A
Limited[9]
Templeton Global Smaller Companies Fund	Templeton Investment	Franklin Templeton
	Counsel, LLC[8]	Investment
Management Limited[5]
Templeton Income Trust
Templeton Global Bond Fund	Franklin Advisers, Inc.[1]	N/A
Templeton Institutional Funds, Inc.
Emerging Markets Series	Templeton Asset	N/A
Management Ltd.[10]
Foreign Equity Series	Templeton Investment	N/A
Counsel, LLC[8]
Foreign Smaller Companies Series	Templeton Investment	Franklin Templeton
	Counsel, LLC[8]	Investment
Management Limited[5]
Franklin Templeton Non-U.S. Core Equity Series	Franklin Templeton	Franklin Templeton
	Alternative Strategies, Inc.[11]	Institutional, LLC[4] &
Templeton Investment
Counsel, LLC[8]

Footnote
Reference	Adviser	Address
1	Franklin Advisers, Inc.	One Franklin Parkway
San Mateo, CA 94403-1906
2	Franklin Investment Advisory Services, LLC	One Franklin Parkway
San Mateo, CA 94403-1906
3	Fiduciary International, Inc.	600 Fifth Avenue
New York, NewYork 10020-2302
4	Franklin Templeton Institutional, LLC	600 Fifth Avenue,
New York, NY 10020
5	Franklin Templeton Investment Management Limited	The Adelphi Building
1-11 John Adam Street
London WC2N 6HT
6	Franklin Advisory Services, LLC	One Parker Plaza
Ninth Floor
Fort Lee, New Jersey 07024
7	Franklin Mutual Advisers, LLC	101 John F. Kennedy Parkway
Short Hills, NJ 07078
8	Templeton Investment Counsel, LLC	500 East Broward Blvd.
Fort Lauderdale, FL 33394
9	Templeton Global Advisors Limited	Lyford Cay
Nassau, Bahamas
10	Templeton Asset Management Ltd.	7 Temasek Blvd.
Suntec Tower One
#38-03
Singapore 038987
11	Franklin Templeton Alternative Strategies, Inc.	One Franklin Parkway
San Mateo, CA 94403